August 8, 2024 Second Quarter Earnings Presentation

Cautionary Statements And Risk Factors That May Affect Future Results The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our consolidated financial statements and related notes appearing in our 2023 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 14, 2024 (the “2023 Annual Report on Form 10-K”). Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2023 Annual Report on Form 10-K. These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. Except as required by applicable law, we are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met; (2) failure to obtain required consents or regulatory approvals in a timely manner or otherwise; (3) the ability of Altus Power to successfully integrate into its business and recognize the anticipated benefits of recently completed business combinations and related transactions and generate profit from their operations; (4) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (5) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; and (6) the possibility that Altus Power may be adversely affected by other economic, business, regulatory and/or competitive factors. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation, except where there is no comparable GAAP financial measure. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. All rights to the trademarks, copyrights, logos and other intellectual property in this presentation belong to their respective owners and Altus Power’s use thereof does not imply an affiliation with, or endorsement by the owners or such trademarks, copyrights, logos or other intellectual property. Altus Power’s earnings presentation for the second quarter ended June 30, 2024, which was held on August 8, 2024, is intended to assist in understanding information Altus Power’s management discussed in that call. This presentation should be viewed in conjunction with the August 8, 2024, earnings call, a replay of which is available on Altus Power’s website at www.altuspower.com, under Investor. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 2

Second Quarter Earnings Summary 3 $46.5 $52.5 Q2'23 Q2'24 Operating Revenues ($MM) Net Income* Q2’24 $33.1 million Q2’23 $3.4 million $30.6 $31.2 Q2'23 Q2'24 Adjusted EBITDA1 ($MM) *GAAP Net Income figures include non-cash gain from remeasurement of alignment shares of $2.8M and $11.9M for 2Q23 and 2Q24, respectively. 1Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures. Generation (MWh) 262,000 364,000 Q2'23 Q2'24

Altus Power Portfolio Comprises 990 Megawatts Across 25 States1 41As of June 30, 2024 Recent Highlights • Closing of 8.5 MW in Central NJ, including 63 acres of land. • Added ~1,000 community solar subscribers, total now over 25,000 • ~290 megawatts of assets to serve Community Solar customers State MWs % New York 205 21% New Jersey 186 19% Massachusetts 150 15% California 120 12% North Carolina 67 7% Minnesota 60 6% South Carolina 42 4% Hawaii 34 3% Nevada 21 2% All other 105 11% Total 990 100%

2024 Expected Financing Plan 5 Sources of Financing for New Builds 1 Tax equity available for new-build projects 2 Cash, cash equivalents and restricted cash as of June 30, 2024 $92 million quarter-end Cash Balance2 $168 million of capacity on Blackstone Construction Facility $176 million of capacity on Corporate Revolver (for working capital) Expected significant Cash Generation during remainder of 2024 Blackstone Term Funding Facility 60-70% of Asset Cost Cash 0-10% of Asset Cost Tax Equity1 30% of Asset Cost

Appendix 6

3500 3700 3900 4100 4300 4500 4700 4900 5100 5300 5500 US Electricity Consumption (Trillions of KWH) Inflection of US Electricity Demand 7 Benefits from Increased Pressure on Retail Rates 1 Reference to contracts with rates set at a fixed discount to prevailing utility rate 2EIA Data. 3 NERC Forecast …Shifting to an expected Decade of Electrification3 Potential Organic Revenue Growth Majority of our Contracts Have Direct Exposure to Rising Utility Rates1 Demand for New Generation Higher Retail Rates Enhance Economics of Altus Systems for Potential Customers Twenty Years of Flat Electricity Demand…2 2003 2023 2033

Portfolio Statistics as of June 30, 2024 8 Fixed 28% Fixed with Escalator 18% Variable 54% Breakdown of Contract Type (MWs)1 86 137 139 94 137 262 239 142 210 364 1Q 2Q 3Q 4Q Kilowatt-Hours (in millions) 2022 2023 2024 1 Percentages shown are approximations 362 369 377 470 678 698 721 896 981 990 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Cumulative MWs

Historical Quarterly Revenue Distribution Historical Seasonality Of Revenues 9 Q1 between 18%-20% of Revenues Q4 between 22%-26% of Revenues Q3 between 29%-31% of Revenues Q2 between 25%-29% of Revenues

Updated 2024 Guidance 10 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures. $196-201 Million $111-115 Million Revenue Adjusted EBITDA 2024 Guidance Ranges Generation – range of irradiance scenarios Timing of new asset additions throughout the year 1 Key Variables 1

11 2Q 2024 Financials 2Q 2024 Operating Revenues $52.5 Million 2Q 2024 Adjusted EBITDA1 $31.2 Million 2Q 2024 Adjusted EBITDA Margin1 59 Percent 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see the Appendix for a reconciliation to the most directly comparable GAAP measures. 2Q 2024 Net Income $33.1 Million

12 Non-GAAP Reconciliation 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures Adjusted EBITDA1 Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 (in thousands) (in thousands) Reconciliation of Net income to Adjusted EBITDA: Net income $ 33,149 $ 3,370 $ 37,204 $ 7,215 Income tax (benefit) expense (21,039) 1,129 (16,143) 2,017 Interest expense, net 17,865 8,524 34,058 20,970 Depreciation, amortization and accretion expense 17,166 12,959 33,296 24,335 Stock-based compensation (benefit) expense (4,227) 4,256 77 7,128 Acquisition and entity formation costs 450 1,369 1,516 2,860 (Gain) loss on fair value remeasurement of contingent consideration, net (1,400) 50 (1,479) 100 Gain on disposal of property, plant and equipment — — (88) — Change in fair value of Alignment Shares liability (11,881) (2,805) (37,958) (19,823) Other (income) expense, net (1,135) 1,789 (1,818) 1,879 CEO transition costs 2,203 — 2,203 — Adjusted EBITDA $ 31,151 $ 30,641 $ 50,868 $ 46,681 Adjusted EBITDA Margin1 Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 (in thousands) (in thousands) Reconciliation of non-GAAP Adjusted EBITDA margin: Adjusted EBITDA $ 31,151 $ 30,641 $ 50,868 $ 46,681 Operating revenues, net 52,460 46,513 93,119 75,891 Adjusted EBITDA margin % 59% 66% 55% 62%

13 Balance Sheets Condensed Consolidated Balance Sheets (In thousands, except share and per share data) As of June 30, 2024 As of December 31, 2023 Assets Current assets: Cash and cash equivalents $ 78,379 $ 160,817 Current portion of restricted cash 1,166 45,358 Accounts receivable, net 31,822 17,100 Other current assets 8,574 5,522 Total current assets 119,941 228,797 Restricted cash, noncurrent portion 12,733 12,752 Property, plant and equipment, net 1,751,125 1,619,047 Intangible assets, net 48,544 47,588 Operating lease asset 182,031 173,804 Derivative assets 2,965 530 Deferred tax assets, net 6.314 — Other assets 8,294 7,831 Total assets $ 2,131,947 $ 2,090,349 Liabilities, redeemable noncontrolling interests, and stockholders' equity Current liabilities: Accounts payable $ 7,492 $ 7,338 Construction payable 13,836 14,108 Interest payable 15,133 8,685 Purchase price payable, current 5,673 9,514 Due to related parties 67 51 Current portion of long-term debt, net 73,570 39,611 Operating lease liability, current 4,521 6,861 Contract liability, current 2,453 2,940 Other current liabilities 9,141 17,402 Total current liabilities 131,886 106,510 Alignment Shares liability 22,534 60,502 Long-term debt, net of unamortized debt issuance costs and current portion 1,180,168 1,163,307 Intangible liabilities, net 18,169 18,945 Asset retirement obligations 18,966 17,014 Operating lease liability, noncurrent 187,891 180,701 Contract liability, noncurrent 6,074 5,620 Deferred tax liabilities, net — 9,831 Other long-term liabilities 3,012 2,908 Total liabilities $ 1,568,700 $ 1,565,338 Commitments and contingent liabilities Redeemable noncontrolling interests 22,891 26,044 Stockholders' equity Common stock $0.0001 par value; 988,591,250 shares authorized as of June 30, 2024, and December 31, 2023; 159,989,890 and 158,999,886 shares issued and outstanding as of June 30, 2024, and December 31, 2023, respectively 16 16 Additional paid-in capital 484,181 485,063 Accumulated deficit (10,120) (55,274) Accumulated other comprehensive income 16,445 17,273 Total stockholders' equity $ 490,522 $ 447,078 Noncontrolling interests 49,834 51,889 Total equity $ 540,356 $ 498,967 Total liabilities, redeemable noncontrolling interests, and stockholders’ equity $ 2,131,947 $ 2,090,349

14 Statements of Operations Condensed Consolidated Statements of Operations (In thousands, except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Operating revenues, net $ 52,460 $ 46,513 $ 93,119 $ 75,891 Operating expenses Cost of operations (exclusive of depreciation and amortization shown separately below) 11,272 7,581 22,192 13,557 General and administrative 12,240 8,291 22,262 15,653 Depreciation, amortization and accretion expense 17,166 12,959 33,296 24,335 Acquisition and entity formation costs 450 1,369 1,516 2,860 (Gain) loss on fair value remeasurement of contingent consideration, net (1,400) 50 (1,479) 100 Gain on disposal of property, plant and equipment — — (88) — Stock-based compensation (benefit) expense (4,227) 4,256 77 7,128 Total operating expenses $ 35,501 $ 34,506 $ 77,776 $ 63,633 Operating income 16,959 12,007 15,343 12,258 Other (income) expense Change in fair value of Alignment Shares liability (11,881) (2,805) (37,958) (19,823) Other (income) expense, net (1,135) 1,789 (1,818) 1,879 Interest expense, net 17,865 8,524 34,058 20,970 Total other expense (income), net $ 4,849 $ 7,508 $ (5,718) $ 3,026 Income before income taxes $ 12,110 $ 4,499 $ 21,061 $ 9,232 Income tax benefit (expense) 21,039 (1,129) 16,143 (2,017) Net income $ 33,149 $ 3,370 $ 37,204 $ 7,215 Net loss attributable to noncontrolling interests and redeemable noncontrolling interests (4,496) (3,455) (7,950) (5,227) Net income attributable to Altus Power, Inc. $ 37,645 $ 6,825 $ 45,154 $ 12,442 Net income per share attributable to common stockholders Basic $ 0.23 $ 0.04 $ 0.28 $ 0.08 Diluted $ 0.23 $ 0.04 $ 0.27 $ 0.08 Weighted average shares used to compute net income per share attributable to common stockholders Basic 159,902,589 158,719,684 159,464,164 158,670,950 Diluted 163,585,652 158,978,275 165,500,438 160,747,045

Non-GAAP Definitions 15 We define adjusted EBITDA as net income plus net interest expense, depreciation, amortization and accretion expense, income tax expense or benefit, acquisition and entity formation costs, stock-based compensation expense or benefit, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain or loss on fair value remeasurement of contingent consideration, gain or loss on disposal of property, plant and equipment, change in fair value of Alignment Shares liability, loss on extinguishment of debt, CEO transition costs, and other miscellaneous items of other income and expenses. We define adjusted EBITDA margin as adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-U.S. GAAP financial measures that we use to measure our performance. We believe that investors and analysts also use adjusted EBITDA and adjusted EBITDA margin in evaluating our operating performance. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA and adjusted EBITDA margin as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-U.S. GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. Factors in this determination include the exclusion of (1) variability due to gains or losses related to fair value remeasurement of contingent consideration and the change in fair value of Alignment Shares liability, (2) strategic decisions to acquire businesses, dispose of property, plant and equipment or extinguish debt, and (3) the non-recurring nature of stock-based compensation, CEO transition costs, and other miscellaneous items of income and expense, which affect results in a given period or periods. In addition, adjusted EBITDA represents the business performance of the Company before the application of statutory income tax rates and tax adjustments corresponding to the various jurisdictions in which the Company operates, as well as interest expense and depreciation, amortization and accretion expense, which are not representative of our ongoing operating performance. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. In addition to adjusted EBITDA, we may also refer to annual recurring revenues, or ARR, which is a non-GAAP measure. ARR is an estimate that management uses to determine the expected annual revenue potential of our operating asset base at the end of a calendar year. ARR assumes customary weather, production, expenses and other economic and market conditions, as well as seasonality. It is not derived from a GAAP financial measure so it is difficult to provide a meaningful reconciliation to GAAP. The elements of our financial statements that are considered or evaluated in determining our ARR are the following: the estimated megawatt hours of generation assuming all new build and operating assets added any time during the year were in place for the full year and the estimated power prices for such assets based on historical power prices. We believe this metric can be helpful to assess our portfolio asset base in operation at the beginning of an annual period, e.g., if we were to receive the benefit of assets added for a full year even if they were added during a partial year. This figure is only an estimate and is based on a number of assumptions by Altus Power's management that may or may not be realized. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of Alignment Shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP.

Adjusted EBITDA Definitions 16 Interest Expense, Net. Interest expense, net represents interest on our borrowings under our various debt facilities, amortization of debt discounts and deferred financing costs, and unrealized gains and losses on interest rate swaps. Depreciation, Amortization and Accretion Expense. Depreciation expense represents depreciation on solar energy systems that have been placed in service. Depreciation expense is computed using the straight-line composite method over the estimated useful lives of assets. Leasehold improvements are depreciated over the shorter of the estimated useful lives or the remaining term of the lease. Amortization includes third party costs necessary to acquire PPA and NMCA customers, value ascribed to in-place leases, and favorable and unfavorable rate revenues contracts. Value ascribed to in-place leases is amortized using the straight-line method ratably over the term of the individual site leases. Third party costs necessary to acquire PPAs and NMCA customers are amortized using the straight-line method ratably over 15-25 years based upon the term of the customer contract. Estimated fair value allocated to the favorable and unfavorable rate PPAs and REC agreements are amortized using the straight-line method over the remaining non-cancelable terms of the respective agreements. Accretion expense includes over time increase of asset retirement obligations associated with solar energy facilities. Income Tax Expense and Benefit. We account for income taxes under ASC 740, Income Taxes. As such, we determine deferred tax assets and liabilities based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, we must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. We have a partial valuation allowance on our deferred state tax assets because we believe it is more likely than not that a portion of our deferred state tax assets will not be realized. We evaluate the recoverability of our deferred tax assets on an annual basis. Acquisition and Entity Formation Costs. Acquisition and entity formation costs represent costs incurred to acquire businesses and form new legal entities. Such costs primarily consist of professional fees for banking, legal, accounting and appraisal services. Stock-Based Compensation Expense and Benefit. Stock-based compensation expense is recognized for awards granted under the Legacy Incentive Plans and Incentive Plan, as defined in Note 14, "Stock-Based Compensation," to our condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024. Fair Value Remeasurement of Contingent Consideration. In connection with various acquisitions, contingent consideration may be payable upon achieving certain conditions. The Company estimates the fair value of contingent consideration using a Monte Carlo simulation model or an expected cash flow approach. Significant assumptions used in the measurement of fair value of contingent consideration associated with various acquisitions include market power rates, estimated volumes of power generation of acquired solar energy facilities, percentage of completion of in-development solar energy facilities, and the risk-adjusted discount rate associated with the business. Gain or Loss on Disposal of Property, Plant and Equipment. In connection with the disposal of assets, the Company recognizes a gain or loss on disposal of property, plant and equipment, which represents the difference between the consideration received and the carrying value of the disposed asset. Change in Fair Value of Alignment Shares. Alignment Shares represent Class B common stock of the Company which were issued in connection with the Merger. Class B common stock, par value $0.0001 per share ("Alignment Shares") are accounted for as liability-classified derivatives, which were remeasured as of June 30, 2024, and the resulting gain was included in the condensed consolidated statements of operations. The Company estimates the fair value of outstanding Alignment Shares using a Monte Carlo simulation valuation model utilizing a distribution of potential outcomes based on a set of underlying assumptions such as stock price, volatility, and risk-free interest rates. Other Income and Expense, Net. Other income and expenses primarily represent interest income, and other miscellaneous items. CEO Transition Costs. CEO transition costs represent costs recognized in connection with the resignation of Lars Norell as Co-Chief Executive Officer and director of the Company on April 28, 2024.

contact info W: altuspower.com E: ir@altuspower.com